UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 10, 2012

Calais Resources Inc.
(Exact name of registrant as specified in its charter)

British Columbia	000-29392	98-0434111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4415 Caribou Road, P.O. Box 653, Nederland, CO 80466-0653
 (Address of principal executive offices)                      (Zip Code)

Registrant’s telephone number, including area code: (303) 258-3806

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2012, R. David Russell resigned as an officer and director of the registrant due to personal reasons.  He had been serving as the Chairman of the Board of Directors and Chief Executive Officer since January 2011.  David K. Young, the registrant’s President and Chief Operating Officer, will serve as the interim Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAIS RESOURCES INC.
February 14, 2012	By: /s/ David K. Young David K. Young President